UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒                        Filed by a party other than the Registrant ☐

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HOWMET AEROSPACE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 15, 2020. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O HOWMET AEROSPACE INC. P.O. BOX 1342 BRENTWOOD, NY 11717 R1<$$$>1-JOB NUMBER See the reverse side of this notice to obtain proxy materials and voting instructioneeting Information Meeting Type: Annual Meeting For holders as of: April 27, 2020 Date: June 15, 2020 Time: 8:00 a.m. Eastern Time Location: Virtual Shareholder Meeting www.virtualshareholdermeeting.com/HWM2020 HOWMET AEROSPACE INC.

Before You Vote How to Access the Proxy Materials Please Choose One of the Following Voting Methods R1<$$$>2-JOB NUMBER Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT AND FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will not be forwarded to your investment advisor. Please make the request as instructed above on or before June 1, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Vote By Internet: Before the Meeting – Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Easter Time on June 14, 2020 for shares held directly and by 11:59 p.m. on June 12, 2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Meeting – Go to www.virtualshareholdermeeting.com/HWM2020.com You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. For Participants in the Plan – This Proxy covers all shares for which the undersigned has the right to give voting instructions to trustee of the plan. This Proxy, when property executed, will be voted as directed. If voting instructions are not received by the proxy tabulator by 11:59 p.m. Eastern Time on June 12, 2020, the shares represented by this proxy will be voted in the same proportion as the shares for which the Trustee has received timely instructions from others who do not vote. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. Election of (10) Director Nominees to Serve for a One-Year Term Expiring in 2021:

Nominees:

1a. James F. Albaugh

1b. Amy E. Alving

1c. Joseph S. Cantie

1d. Robert F. Leduc

1e. David J. Miller

1f. Jody G. Miller

1g. Tolga I. Oal

1g. Nicole W. Piasecki

1g. John C. Plant

1g. Ulrich R. Schmidt

The Board of Directors recommends you vote FOR the following proposal:

2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2020.

3. To approve, on an advisory basis, executive compensation

The Board of Directors recommends you vote AGAINST the following proposal:

4. Shareholder Proposal regarding shareholding threshold to call special shareowner meeting

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

R1<$$$>3-JOBNUMBER